EXHIBIT 99.1


                         DIAMOND OFFSHORE DRILLING, INC.
                      RIG STATUS REPORT AS OF JUNE 21, 2004



    RIG NAME                     WD           DESIGN                  LOCATION                    STATUS*              OPERATOR
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                     3,500'      Victory Class                GOM                      Standby                DODI
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Ocean Star                      5,500'      Victory Class                GOM                     Contracted           Kerr-McGee
------------------------------------------------------------------------------------------------------------------------------------
Ocean America                   5,500'      Ocean Odyssey                GOM                     Contracted             Mariner
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Ocean Valiant                   5,500'      Ocean Odyssey                GOM                     Contracted               ENI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                   5,500'      Victory Class                GOM                        Idle                 DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence                7,500'      DP Aker H-3.2                GOM                     Contracted               BP
                                            Modified
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                   2,200'      F&G SS-2000                  GOM                        Idle                 DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                 2,200'      F&G SS-2000                  GOM                     Contracted        Walter Oil & Gas
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                  2,200'      F&G SS-2000                  GOM                     Contracted              LLOG
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
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Ocean Crusader                  200'        Mat Cantilever               GOM                     Contracted          Stone Energy
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                     200'        Mat Cantilever               GOM                     Contracted           ADTI/Palace
                                                                                                                       Operating
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia                  250'        Independent Leg              GOM                     Contracted           Kerr-McGee
                                            Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                   300'        Independent Leg              GOM                     Contracted              LLOG
                                            Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                      300'        Independent Leg              GOM                     Contracted           BP America
                                            Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean King                      300'        Independent Leg              GOM                     Contracted            SDC/Devon
                                            Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                    300'        Independent Leg              GOM                     Contracted            Anadarko
                                            Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                    300'        Independent Leg              GOM                     Contracted              LLOG
                                            Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                   300'        Independent Leg              GOM                     Contracted           Kerr-McGee
                                            Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                     350'        Independent Leg              GOM                     Contracted          Stone Energy
                                            Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                     350'        Independent Leg              GOM                     Contracted          EOG Resources
                                            Cantilever
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                                       1

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INTERNATIONAL SEMISUBMERSIBLES (17)
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MEXICO
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Ocean Ambassador                1,100'      Bethlehem SS-2000            GOM                     Contracted              PEMEX
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Ocean Whittington               1,500'      Aker H-3                     GOM                     Contracted              PEMEX
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Ocean Worker                    3,500'      F&G 9500 Enhanced            GOM                     Contracted              PEMEX
                                            Pacesetter
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown                  2,850'      F&G SS-2000                  GOM                     Contracted              PEMEX
------------------------------------------------------------------------------------------------------------------------------------

AFRICA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                     1,200'      Aker H-3                    Gabon                    Contracted          Vaalco/SASOL

------------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot                   1,500'      Bingo 3000              South Africa                    Idle                 DODI
------------------------------------------------------------------------------------------------------------------------------------

NORTH SEA
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Ocean Guardian                  1,500'      Earl & Wright Sedco       North Sea                  Contracted              Shell
                                            711 Series
------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess                  1,500'      Aker H-3                  North Sea                  Contracted            Talisman
------------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard                  1,500'      Bingo 3000                North Sea                  Contracted            Talisman
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
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Ocean Bounty                    1,500'      Victory Class            New Zealand                 Contracted              STOS
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                     1,640'      Korkut                    Australia                  Contracted             Santos
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Ocean General                   1,640'      Korkut                     Vietnam                   Contracted              PVE&P
------------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness                  7,000'      Victory Class             Indonesia                  Contracted             Unocal
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Ocean Rover                     7,000'      Victory Class             Malaysia                   Contracted          Amerada Hess
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                                       2

BRAZIL
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Ocean Yatzy                     3,300'      DP DYVI Super Yatzy        Brazil                    Contracted            Petrobras
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Ocean Winner                    3,500'      Aker H-3                   Brazil                    Contracted            Petrobras
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Ocean Alliance                  5,000'      Alliance Class             Brazil                    Contracted            Petrobras
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INTERNATIONAL DRILLSHIPS (1)
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Ocean Clipper                   7,500'      DP Fluor/Mitsubishi        Brazil                    Contracted            Petrobras
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
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Ocean Sovereign                 250'        Independent Leg           Indonesia                  Contracted          Amerada Hess
                                            Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                  300'        Independent Leg            Ecuador                   Contracted          Noble Energy
                                            Cantilever
------------------------------------------------------------------------------------------------------------------------------------

COLD STACKED (5)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                 600'        Aker H-3                  S. Africa                 Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                  250'        Mat Slot                     GOM                    Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                  2,000'      Victory Class                GOM                    Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                   3,200'      Victory Class                GOM                    Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                   1,500'      Korkut                       GOM                    Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **



    RIG NAME                             CURRENT TERM                 DAYRATE (000S)           START DATE
-----------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-----------------------------------------------------------------------------------------------------------------------
Ocean Quest                                one well                     high 30's             mid June 2004
-----------------------------------------------------------------------------------------------------------------------
Ocean Star                        first of three wells plus             low 60's             early June 2004
                                            option
-----------------------------------------------------------------------------------------------------------------------
Ocean America                     first of three wells plus             mid 70's             mid June 2004
                                            option
-----------------------------------------------------------------------------------------------------------------------
Ocean Valiant                     second of three wells plus           high 50's            late Dec. 2003
                                            option
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Ocean Victory                                  -                            -                       -
-----------------------------------------------------------------------------------------------------------------------
Ocean Confidence                        five-year term                    170's              early Jan. 2001
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DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
-----------------------------------------------------------------------------------------------------------------------
Ocean Concord                                  -                            -                       -
-----------------------------------------------------------------------------------------------------------------------
Ocean Lexington                      one well plus option               high 40's            late March 2004
-----------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                      one well extension plus              low 40's            late June 2004
                                            option
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DOMESTIC JACKUPS (11)
-----------------------------------------------------------------------------------------------------------------------
Ocean Crusader                     second of two wells plus             high 20's             mid May 2004
                                            option
-----------------------------------------------------------------------------------------------------------------------
Ocean Drake                        one well plus option                 high 20's            early May 2004
-----------------------------------------------------------------------------------------------------------------------
Ocean Columbia                             one well                      low 30's             late May 2004
-----------------------------------------------------------------------------------------------------------------------
Ocean Spartan                              one well                      low 30's             mid May 2004
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Ocean Spur                                 one well                      mid 30's             mid May 2004
-----------------------------------------------------------------------------------------------------------------------
Ocean King                           one well plus option                mid 30's             mid May 2004
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Ocean Nugget                         one well plus option                mid 30's             late May 2004
-----------------------------------------------------------------------------------------------------------------------
Ocean Summit                        three wells plus option              mid 30's             mid May 2004
-----------------------------------------------------------------------------------------------------------------------
Ocean Warwick                              one well                      mid 30's           early April 2004
-----------------------------------------------------------------------------------------------------------------------
Ocean Titan                           second of two wells                low 40's            late March 2004
-----------------------------------------------------------------------------------------------------------------------
Ocean Tower                          one well plus option                mid 30's             late May 2004
-----------------------------------------------------------------------------------------------------------------------

                                       1

-----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
-----------------------------------------------------------------------------------------------------------------------
MEXICO
-----------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                      four year term work                mid 50's            late July 2003
-----------------------------------------------------------------------------------------------------------------------
Ocean Whittington                     four year term work                low 60's            late July 2003
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Ocean Worker                          four year term work               high 60's             mid Aug. 2003
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Ocean Yorktown                        four year term work                mid 40's            late Oct. 2003
-----------------------------------------------------------------------------------------------------------------------

AFRICA
-----------------------------------------------------------------------------------------------------------------------
Ocean Nomad                         first of three wells plus            high 40's            early May 2004
                                            option
-----------------------------------------------------------------------------------------------------------------------
Ocean Patriot                                  -                            -                       -
-----------------------------------------------------------------------------------------------------------------------

NORTH SEA
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Ocean Guardian                             one year                     high 40's            late March 2004
-----------------------------------------------------------------------------------------------------------------------
Ocean Princess                      second of two wells plus             low 50's             mid Feb. 2004
                                            option
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Ocean Vanguard                             one well                      mid 30's             mid May 2004
-----------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
-----------------------------------------------------------------------------------------------------------------------
Ocean Bounty                         one well plus option                low 70's             late May 2004
-----------------------------------------------------------------------------------------------------------------------
Ocean Epoch                            Exeter/Mutineer                   mid 60's             mid Jan. 2004
                                    development plus option
-----------------------------------------------------------------------------------------------------------------------
Ocean General                       five completion options              mid 50's             mid June 2004
-----------------------------------------------------------------------------------------------------------------------
Ocean Baroness                          180 day option                    110's              late April 2004
-----------------------------------------------------------------------------------------------------------------------
Ocean Rover                          first of two wells plus 11           100's              early June 2004
                                            options
-----------------------------------------------------------------------------------------------------------------------

                                        2

BRAZIL
-----------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                            700 day extension                 mid 70's            early Nov. 2003
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Ocean Winner                           700 day extension                 mid 50's           early April 2004
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Ocean Alliance                        four-year contract                  110's             early Sept. 2000
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INTERNATIONAL DRILLSHIPS (1)
-----------------------------------------------------------------------------------------------------------------------
Ocean Clipper                          700 day extension                low 100's            early Jan. 2003
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INTERNATIONAL JACKUPS (2)
-----------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                     two wells plus two option           high 30's           early April 2004
                                            wells
-----------------------------------------------------------------------------------------------------------------------
Ocean Heritage                       third of three wells plus          mid 50's             mid Feb. 2004
                                            options
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COLD STACKED (5)
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Ocean Liberator                                -                            -                       -
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Ocean Champion                                 -                            -                       -
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Ocean Endeavor                                 -                            -                       -
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Ocean Voyager                                  -                            -                       -
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Ocean New Era                                  -                            -                       -
-----------------------------------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **



    RIG NAME                           EST. END DATE       FUTURE CONTRACT AND OTHER INFORMATION
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
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
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Ocean Quest                            early July 2004      available; actively marketing.
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Ocean Star                             late Aug. 2004       available; actively marketing.
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Ocean America                          mid Oct. 2004        available; actively marketing.
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Ocean Valiant                          late Aug. 2004       available; actively marketing.
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Ocean Victory                                 -             available; actively marketing.
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Ocean Confidence                       early Jan. 2006      available; actively marketing.
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DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                                 -             Approximately 120 days maintenance beginning early June and ending late Sept. 2004, available; actively marketing.
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Ocean Lexington                         late June 2004      available; actively marketing.
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Ocean Saratoga                          mid July 2004       available; actively marketing.
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DOMESTIC JACKUPS (11)
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Ocean Crusader                          mid July 2004       available; actively marketing.
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Ocean Drake                             late June 2004      One well plus option with ADTI/CMI in high 20's beginning late June and ending mid July 2004, available, actively marketing.
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Ocean Columbia                          late June 2004      One option well with Kerr-McGee in mid 30's beginning late June and ending late July, available, actively marketing.
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Ocean Spartan                           late June 2004      One well plus option with LLOG in mid 30's beginning late June and ending late July 2004, available, actively marketing.
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Ocean Spur                              late June 2004      available, actively marketing.
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Ocean King                              late June 2004      available; actively marketing.
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Ocean Nugget                            late June 2004      available; actively marketing.
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Ocean Summit                            mid Aug. 2004       available; actively marketing.
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Ocean Warwick                           late June 2004      available; actively marketing.
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Ocean Titan                             late June 2004      Two wells plus option with Stone Energy in mid 40's beginning late
                                                            June and ending early Oct. 2004, available, actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                             late June 2004      available; actively marketing.
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                                       1

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INTERNATIONAL SEMISUBMERSIBLES (17)
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MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                     mid Dec. 2007         available.
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Ocean Whittington                   early Oct. 2006        available.
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Ocean Worker                         late July 2007        available.
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Ocean Yorktown                       mid July 2007         available.
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AFRICA
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Ocean Nomad                          early Sept. 2004      available, actively marketing.
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Ocean Patriot                                              Available, actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

NORTH SEA
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Ocean Guardian                      late March 2005        available; actively marketing.
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Ocean Princess                      early July 2004        available, actively marketing.
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Ocean Vanguard                      early July 2004        One HPHT well with Talisman in U.K. sector of North Sea in low 60's beginning early July and ending mid Oct. 2004; LOI for for one well in
                                                           Norway in low 140's beginning mid Oct. 2004 and ending late Dec. 2004, available; actively marketing.
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AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                         mid July 2004         First option declared with NZOP in New Zealand in low 70's beginning in mid July and ending in mid Aug. 2004, available, actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                          mid Nov. 2004         available, actively marketing.
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Ocean General                       early Nov. 2004        available; actively marketing.
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Ocean Baroness                      early Nov. 2004        available; actively marketing.
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Ocean Rover                         late Sept. 2004        First 25 days of Amerada Hess sublet from Murphy at shallow-water rate in 100's until late June, increasing to upper 110's for balance of sublet well. Second well returns to Murphy in mid July in upper 110's.
                                                           First option well declared by Murphy beginning late Aug. in lower 120's, and ending late Sept. 2004, available; actively marketing.
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                                    2

BRAZIL
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Ocean Yatzy                             mid Oct. 2005         available.
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Ocean Winner                            mid March 2006        available
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Ocean Alliance                         early Sept. 2004       available
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INTERNATIONAL DRILLSHIPS (1)
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Ocean Clipper                          early March 2006       available.
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INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                         mid July 2004         available, actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                         mid Aug. 2004          One well extension declared in mid 50's beginning mid July and ending mid Aug. 2004, available, actively marketing.
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COLD STACKED (5)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                               -               Cold stacked Nov. '02.
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Ocean Champion                                -               Cold Stacked Feb. '02.
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Ocean Endeavor                                -               Cold stacked March '02.
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Ocean Voyager                                 -               Cold stacked March '02.
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Ocean New Era                                 -               Cold stacked Dec. '02.
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NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico


                              ** TABLE COMPLETE **


                                       3